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                                                                   Exhibit 10.25


                               ENDORSEMENT NO. 5

                         Attached to and made a part of
                             AUTOMOBILE QUOTA SHARE
                       AGREEMENT OF REINSURANCE NO. 8937
                                    between
                          SAFE AUTO INSURANCE COMPANY
                     (herein referred to as the "Company")
                                      and
                        GENERAL REINSURANCE CORPORATION
                    (herein referred to as the "Reinsurer")



IT IS MUTUALLY AGREED that effective 11:59 P.M., September 30, 2004, this Agreement is hereby terminated. The Reinsurer shall not be liable for any claims or losses resulting from Occurrences taking place after such time and date.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate,

this 15th day of October, 2004,

                                  SAFE AUTO INSURANCE COMPANY



                                  /s/ Gregory A. Sutton
                                  -------------------------------

Attest: DeLaina L. Borders
        ----------------------

and this 13th day of October, 2004.

                                  GENERAL REINSURANCE CORPORATION



                                  /s/ Jon Schriber
                                  -------------------------------
                                      Vice President

Attest: William J. Brassington
        ----------------------


                        GENERAL REINSURANCE CORPORATION
                          A BERKSHIRE HATHAWAY COMPANY